UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

CDW CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35985	26-0273989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 20, 2021, CDW LLC, a subsidiary of CDW Corporation (the “Company”), entered into a financing commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (the “Arranger”) which contemplates the arrangement of (i) a senior unsecured revolving credit facility in an aggregate principal amount of up to $1.6 billion (the “New Revolving Facility”) and (ii) a senior unsecured term loan facility in an aggregate principal amount of up to $1.42 billion (the “New Term Loan Facility” and together with the New Revolving Facility, the “New Senior Credit Facilities”). Pursuant to the Commitment Letter, the Arranger has provided certain financing commitments to CDW LLC and has agreed to use commercially reasonable efforts to arrange the syndication of the New Senior Credit Facilities, each subject to customary terms and conditions for transactions of such type. The New Senior Credit Facilities are expected to be guaranteed by the same subsidiaries of CDW LLC that guarantee its existing senior asset-based revolving credit facility and its existing senior secured term loan facility (collectively, the “Existing Senior Credit Facilities”) and are expected to have a five-year maturity.

If consummated, CDW LLC expects to use the proceeds of the New Senior Credit Facilities to repay all of its outstanding indebtedness under the Existing Senior Credit Facilities.

Statements in this Item 7.01 that are not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the entry into and terms of the New Senior Credit Facilities and the use of proceeds therefrom. These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those described in such statements. No assurance can be provided that the refinancing described in this Item 7.01 will occur on the terms described, or at all. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: November 18, 2021

	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary